FOR IMMEDIATE RELEASE

LRAD CORPORATION ANNOUNCES RECORD DATE FOR

SPIN-OFF OF HSS® BUSINESS IN

TAX FREE DISTRIBUTION TO STOCKHOLDERS

SAN DIEGO, CA, August 26, 2010 - LRAD Corporation (NASDAQ: LRAD), the global leader in acoustic hailing devices (AHDs), announced today that September 10, 2010 has been set as the record date to fix the number of shares and recipients of Parametric Sound Corporation ("Parametric Sound") common stock to be distributed. September 27, 2010 has been set as the share distribution date to complete the spin-off of the HSS® technology business as a separate public company. Both dates are subject to Parametric Sound's Form 10 being declared effective by the Securities and Exchange Commission (SEC). As announced on April 8, 2010, most of LRAD Corporation's HSS related assets will be contributed to Parametric Sound, which intends to finance, develop and introduce a new generation of HSS products.

When the spin-off is completed, stockholders of LRAD Corporation (the "Company") will own the same number of shares of the Company and receive one share of Parametric Sound as a tax-free dividend for every two shares of the Company they hold as of the record date. LRAD Corporation will continue to build markets for its LRAD® products and other technologies and complete HSS product orders received prior to the spin-off.

"When Company founder and the inventor of HSS, Elwood G. Norris, approached the board of directors earlier this year regarding spinning off HSS through a tax free distribution, we viewed it as the best opportunity to create shareholder value for a business that has historically contributed significant losses to the Company's operating results and contributed less than 5% to our total business revenues through the fiscal nine months ended June 30, 2010," remarked Tom Brown, president and CEO of LRAD Corporation. "The engineering team that developed our successful LRAD-X® product line will remain intact and continue to innovate and expand our directed sound technologies and product offerings."

"We expect this shareholder approved transaction will improve our financial results and free up additional resources for our LRAD AHD business that has reported three consecutive fiscal years of record revenue growth," concluded Brown.

About LRAD Corporation

LRAD Corporation's Long Range Acoustic Device® (LRAD®) directional sound systems are being used around the world in diverse applications including, fixed and mobile military deployments, maritime security, critical infrastructure and perimeter security, commercial security, border and port security, law enforcement and emergency responder communications, and wildlife preservation and control. For more information about LRAD Corporation and its long-range directional sound systems, please visit the company's web site at www.lradx.com.

Forward-looking Statements: Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to, the performance of our management team, market acceptance of our directed sound technologies and products, entry of competitors, the possibility our intellectual property protections will not prevent others from marketing products similar to or competitive with our products, potential technical or manufacturing difficulties that could delay product deliveries or increase warranty costs, and other risks identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements are based on information and management's expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2009. LRAD Corporation disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated.

FOR FURTHER INFORMATION CONTACT:

Robert Putnam

Investor Relations

(858) 676-0519

robert@lradx.com